UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K

                            CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported) March 22, 2012


                         Seaboard Corporation
        (Exact name of registrant as specified in its charter)


           Delaware                   1-3390                04-2260388
(State or other jurisdiction of    (Commission          (I.R.S. Employer
 incorporation)                    File Number)        Identification No.)


9000 W. 67th Street, Shawnee Mission, Kansas                     66202
  (Address of principal executive offices)                    (Zip Code)


   Registrant's telephone number, including area code (913) 676-8800


                            Not Applicable
    (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 23, 2012, Seaboard Corporation's subsidiary, Seaboard Foods LLC ("Seaboard Foods") and Terry J. Holton, the President of Seaboard Foods, entered into an Employment Agreement. The Employment Agreement contains the following principal terms: (i) an initial term of three years, commencing January 1, 2012, renewed annually for a like term of three years on each anniversary date through January 1, 2016, unless Seaboard furnishes a written notice of non-renewal, and beginning January 1, 2018, renewing for a term of one year and for a like term of one year on each anniversary date thereafter, unless Seaboard furnishes a written notice of non-renewal, provided, that the employment term will not extend beyond December 31, 2021; (ii) payment of a minimum base salary in the amount of $420,000;
(iii)  payment  of  an  annual minimum bonus in  the  amount  of  $500,000;
(iv) payment of severance in the event of a termination of employment in certain circumstances; and (vi) confidentiality, non-competition and non-solicitation provisions which apply during the employee's employment and for a period of one year after the termination of such employment with respect to any termination prior to January 1, 2018, or six months with respect to any termination on or after January 1, 2018.

On March 23, 2012, Terry J. Holton was also added to the Seaboard Corporation Retiree Medical Benefit Plan which provides family medical insurance after retirement.

He continues to be a participant in the Seaboard Corporation 409A Executive Retirement Plan, the Seaboard Corporation Pension Plan, the Seaboard
Corporation Non-Qualified Deferred Compensation Plan and the Seaboard Corporation Executive Long-Term Disability Plan.

Item  5.02  Departure  of  Directors  or  Certain  Officers;  Election   of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 above is incorporated herein by reference.



                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           DATE: March 23, 2012

                           Seaboard Corporation

                           by: /s/ Robert L. Steer
                               Robert L. Steer, Executive Vice President,
                               Chief Financial Officer

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